UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

(Commission File Number) 001-34214

THE BANK OF KENTUCKY FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation)	(I.R.S. Employer Identification Number)

111 Lookout Farm Drive

Crestview Hills, Kentucky 41017

(Address of Registrant’s principal executive office)

(859) 371-2340

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 22, 2010, The Bank of Kentucky Financial Corporation issued a press release (the “Press Release”) announcing that it has repurchased $17 million of the outstanding $34 million of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, issued in February 2009 to the U.S. Department of the Treasury pursuant to the Troubled Asset Relief Program Capital Purchase Program. A copy of the Press Release is attached as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

99.1 Press Release dated December 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2010

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ Martin J. Gerrety

Name:	Martin J. Gerrety
Title:	Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 22, 2010, filed herewith.